Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

by and among

U.S. ENERGY CORPORATION

and

THE STOCKHOLDERS PARTY HERETO

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REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 5, 2022 by and between U.S. Energy Corporation, a Wyoming corporation (“USEG”), and the parties set forth on Schedule A hereto, which have also signed a signature page of this Agreement under the heading “Holders”.

WHEREAS, this Agreement is made in connection with the closing of the issuance of Common Stock pursuant to the three (3) Purchase and Sale Agreements, each dated as of October 4, 2021, by and between USEG and the Holders (the “Purchase Agreements”); and

WHEREAS, USEG has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Holders pursuant to the Purchase Agreements.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. The terms set forth below are used herein as so defined:

“Affiliate” means, with respect to a specified Person, any other Person, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified in the introductory paragraph.

“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York or State of Texas are authorized or required by law or other governmental action to close.

“Cease Sale Notification” has the meaning specified in Section 2.3(b)(vii) of this Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of USEG.

“Effectiveness Period” has the meaning specified in Section 2.1(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

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“Holder” initially has the meaning given to such term in the introductory paragraph hereof, and shall also apply to the record holder of any Registrable Securities transferred to such Person in accordance with Section 2.9 hereof.

“Included Registrable Securities” has the meaning specified in Section 2.2(a) of this Agreement.

“Law” shall have the meaning set forth in the Purchase Agreement.

“Losses” has the meaning specified in Section 2.6(a) of this Agreement.

“Managing Underwriter” means, with respect to any Underwritten Offering, the left lead book running manager of such Underwritten Offering.

“Other Holder” has the meaning specified in Section 2.2(b).

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

“Piggyback Opt-Out Notice” has the meaning specified in Section 2.2(a) of this Agreement.

“Piggyback Registration” has the meaning specified in Section 2.2(a) of this Agreement.

“Purchase Agreements” has the meaning specified in the Recitals of this Agreement.

“Registrable Securities” means, subject to Section 1.2 of this Agreement, (i) the shares of Common Stock issued pursuant to the Purchase Agreements, and (ii) any shares of Common Stock issued as (or issuable upon the conversion, redemption or exercise of) any warrant, option, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any such shares of Common Stock described in clause (i). The value of such Registrable Securities for purposes of determining whether any threshold set forth in this Agreement shall be calculated by multiplying such number of shares of Registrable Securities by the average of the closing price on each securities exchange or nationally recognized quotation system on which the Common Stock is then listed for the ten (10) trading days preceding the date on which such value is being determined.

“Registration” means any registration pursuant to this Agreement, including pursuant to a Shelf Registration Statement or a Piggyback Registration.

“Registration Expenses” has the meaning specified in Section 2.5(a) of this Agreement.

“Resale Opt-Out Notice” has the meaning specified in Section 2.1(c) of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

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“Selling Expenses” has the meaning specified in Section 2.5(a) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration.

“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).

“Texas Courts” has the meaning specified in Section 3.8(b) of this Agreement.

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

“USEG” has the meaning specified in the introductory paragraph of this Agreement.

“WKSI” means a well-known seasoned issuer (as defined in Rule 405 under the Securities Act).

Section 1.2 Registrable Securities. Any Registrable Security will cease to be a Registrable Security at the earliest of the following: (a) when a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act (“Rule 144”) or any other exemption from the registration requirements of the Securities Act as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed; (c) when such Registrable Security is held by USEG or one of its subsidiaries; and (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities.

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ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Shelf Registration.

(a)	Shelf Registration. USEG shall use its commercially reasonable efforts to prepare and file an initial Shelf Registration Statement under the Securities Act covering the resale of all of the Registrable Securities on or before the 30th day after the date of this Agreement. USEG shall use its commercially reasonable efforts to cause such initial Shelf Registration Statement to become effective no later than 60 days following the filing of the initial Shelf Registration Statement (or, in the event of a “full review” by the Commission, the 90th calendar day following the filing date thereof); provided, however that that in the event USEG is notified by the Commission that the initial Shelf Registration Statement will not be reviewed or is no longer subject to further review and comments, the effectiveness date as to such initial Registration Statement shall be the fifth Business Day following the date on which USEG is so notified if such date precedes the dates otherwise required above. USEG will use its commercially reasonable efforts to cause any Shelf Registration Statement filed pursuant to this Section 2.1(a) to be continuously effective under the Securities Act until the earliest of the date (i) all Registrable Securities covered by such Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Shelf Registration Statement, and (ii) there are no longer any Registrable Securities outstanding (the “Effectiveness Period”). A Shelf Registration Statement filed pursuant to this Section 2.1 shall be on Form S-3, except that if USEG is not then eligible for to register the resale of the Registrable Securities pursuant to Form S-3, it shall be filed on another appropriate form in accordance herewith. A Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that a Shelf Registration Statement becomes effective, but in any event within five (5) Business Days of such date, USEG shall provide the Holders with written notice of the effectiveness of a Shelf Registration Statement. Notwithstanding anything to the contrary in this Section 2.1, no Holder shall be required to be named as an “underwriter” in a Shelf Registration Statement without such Holder’s express prior written consent. If the staff of the Commission requires the Company to name in a Shelf Registration Statement any Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act, and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on such Shelf Registration Statement and the Company shall have no further obligations hereunder with respect to Registrable Securities held by such Holder with respect to that Shelf Registration Statement.

(b)	Commission Cutback. Notwithstanding the registration obligations set forth in Section 2.1(a), if the Commission informs USEG that all of the Registrable Securities cannot, as a result of the application of Rule 415 of the Securities Act, be registered for resale as a secondary offering on a single registration statement, USEG agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the applicable Shelf Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission; provided, however, that prior to filing such amendment, USEG shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with applicable Commission guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. In the event that such an amendment is required, USEG shall subsequently file, as promptly as allowed by the Commission or any guidance provided by the Commission to USEG, one or more additional Shelf Registration Statements to register for resale those Registrable Securities that were not registered for resale on the initial Shelf Registration Statement, as amended. Such additional Shelf Registration Statements shall be filed on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering as contemplated by Section 2.1(a). USEG shall cause each such additional Shelf Registration Statement to be continuously effective under the Securities Act during the Effectiveness Period.

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(c)	Resale Registration Opt-Out. At least five (5) Business Days before the initial filing of any Shelf Registration Statement required by Section 2.1, USEG shall provide advance written notice to each Holder that it plans to file a Shelf Registration Statement. Any Holder may deliver advance written notice (a “Resale Opt-Out Notice”) to USEG requesting that such Holder not be included in a Shelf Registration Statement prior to its initial filing. Following receipt of a Resale Opt-Out Notice from a Holder, USEG shall not be required to include the Registrable Securities of such Holder in such Shelf Registration Statement.

(d)       Renewal. If, by the third anniversary (the “Renewal Deadline”) of the initial effective date of a Shelf Registration Statement filed pursuant to this Section 2.1, any of the Registrable Securities remain unsold by a Holder included on such Registration, and the Shelf Registration Statement will expire by the Renewal Deadline in accordance with the then applicable rules of the Commission, USEG shall file, if it has not already done so and is eligible to do so, a new Shelf Registration Statement covering the Registrable Securities included on the prior Shelf Registration Statement and shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective within 60 days after the Renewal Deadline; and USEG shall take all other action necessary or appropriate to permit the public offering and sale of the Registrable Securities to continue as contemplated in the expired Shelf Registration Statement. References herein to Shelf Registration Statement shall include such new shelf registration statement.

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Section 2.2 Piggyback Registration.

(a)	Participation. If at any time USEG proposes to file (i) at a time when USEG is not a WKSI, a registration statement and such Holder has not previously included its Registrable Securities in a Shelf Registration Statement contemplated by Section 2.1 of this Agreement that is currently effective, or (ii) a prospectus supplement to an effective “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act), so long as USEG is a WKSI at such time or, whether or not USEG is a WKSI, so long as the Registrable Securities were previously included in the underlying Shelf Registration Statement or are included in an effective Shelf Registration Statement, or in any case in which Holders may participate in such offering without the filing of a post-effective amendment, in each case, for the sale of Common Stock in an Underwritten Offering for its own account and/or another Person, other than (a) a registration relating solely to employee benefit plans, (b) a registration relating solely to a Rule 145 transaction, or (c) a registration statement on any registration form which does not permit secondary sales, then USEG shall give not less than three (3) Business Days advance notice (including, but not limited to, notification by e-mail; such notice, a “Piggyback Notice”) of such proposed Underwritten Offering to each Holder, and such notice shall offer such Holder the opportunity to participate in any Underwritten Offering and to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing (a “Piggyback Registration”); provided, however, that if USEG has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the offering price, timing or probability of success of the distribution of the Common Stock in the Underwritten Offering, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.2(b). If USEG is not required to offer the opportunity for a Piggyback Registration in respect of a proposed Underwritten Offering as a result of the circumstance described in the immediately preceding sentence, then USEG shall nevertheless be required to furnish to such Holders the Piggyback Notice in respect of such proposed Underwritten Offering, which notice shall describe USEG’s intention to conduct an Underwritten Offering and, if the determination described in the immediately preceding sentence has been made at the time that the Piggyback Notice is required to be given by USEG, shall include notification that the Holders do not have the opportunity to include Registrable Securities in such Underwritten Offering because USEG has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the offering price, timing or probability of success of the distribution of the Common Stock in the Underwritten Offering. If the circumstance described in the immediately preceding sentence is made after the Piggyback Notice has been given, then USEG shall notify the Holders who were provided such Piggyback Notice (or if the two Business Day period referred to in the next sentence has lapsed, the Holders who have timely elected to include Registrable Securities in such offering) in writing of such circumstance and the aggregate number of Registrable Securities, if any, that can be included in such offering. Each Piggyback Notice shall be provided to Holders on a Business Day pursuant to Section 3.1 hereof and confirmation of receipt of such notice shall be requested in the notice. The Holder will have two Business Days after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Piggyback Registration. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, USEG shall determine for any reason not to undertake or to delay such Underwritten Offering, USEG may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to USEG of such withdrawal up to and including the time of pricing of such offering. Any Holder may deliver written notice (a “Piggyback Opt-Out Notice”) to USEG requesting that such Holder not receive notice from USEG of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Piggyback Opt-Out Notice in writing. Following receipt of a Piggyback Opt-Out Notice from a Holder (unless subsequently revoked), USEG shall not be required to deliver any notice to such Holder pursuant to this Section 2.2(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by USEG pursuant to this Section 2.2(a), unless such Piggyback Opt-Out Notice is revoked by such Holder.

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(b)	Priority of Piggyback Registration. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of shares of Common Stock included in a Piggyback Registration advises USEG that the total shares of Common Stock which the Selling Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the offering price, timing or probability of success of the distribution of the Common Stock offered or the market for the Common Stock, then the Piggyback Notice provided by USEG pursuant to Section 2.2(a) shall include notification of such determination or, if such determination is made after the Piggyback Notice has been given, then USEG shall furnish notice in writing (including by e-mail) to the Holders (or to those who have timely elected to participate in such Underwritten Offering), and the Common Stock to be included in such Underwritten Offering shall include the number of shares of Common Stock that such Managing Underwriter or Underwriters advises USEG can be sold without having such adverse effect, with such number to be allocated (i) if such Piggyback Registration was initiated by USEG, (A) first, to USEG, (B) second, pro rata among the Selling Holders and any other Persons who have been or after the date hereof are granted registration rights on parity with the registration rights granted under this Agreement (the “Other Holders”) who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (1) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering; by (2) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration), and (C) third, to any other holder of shares of Common Stock with registration rights that are subordinate to the rights of the Holders hereunder and (ii) if such Piggyback Registration was not initiated by USEG, (A) first, to the Persons initiating such Registration, (B) second, pro rata among the Selling Holders and any Other Holders who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (1) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering; by (2) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration other than the Persons initiating such Registration), and (C) third, to any other holder of shares of Common Stock with registration rights that are subordinate to the rights of the Holders hereunder.

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Section 2.3 Sale Procedures.

(a)	General Procedures. In connection with any Underwritten Offering under Section 2.2 of this Agreement, USEG shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and USEG shall be obligated to enter into an underwriting agreement with the Managing Underwriter or Underwriters which contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of equity securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, USEG to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with USEG or the underwriters other than representations, warranties or agreements regarding such Selling Holder’s ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to USEG and the Managing Underwriter; provided, however, that such withdrawal must be made at least one Business Day prior to the time of pricing of such Underwritten Offering to be effective. No such withdrawal or abandonment shall affect USEG’s obligation to pay Registration Expenses. Upon the receipt by USEG of a written request from the Holders of at least $25,000,000 of Registrable Securities that are participating in any Underwritten Offering contemplated by this Agreement, USEG’s management shall be required to participate in a roadshow or similar marketing effort in connection with any Underwritten Offering.

(b)	In connection with its obligations under this Article II, USEG will, as expeditiously as possible:

(i)	prepare and file with the Commission such amendments and supplements to the Shelf Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Shelf Registration Statements effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Shelf Registration Statement;

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(ii)	if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from a Shelf Registration Statement and the Managing Underwriter at any time shall notify USEG in writing that, in the sole judgment of such Managing Underwriter, the inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, USEG shall use its commercially reasonable efforts to include such information in the prospectus supplement;

(iii)	furnish to each Selling Holder (A) as far in advance as reasonably practicable before filing a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing such Shelf Registration Statement or such other registration statement and the prospectus included therein or any supplement or amendment thereto, and (B) such number of copies of such Shelf Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or other registration statement;

(iv)	if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request, provided that USEG will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(v)	promptly notify each Selling Holder when the Commission notifies USEG whether there will be a “review” of any registration statement filed pursuant to this Agreement and whether the Commission comments in writing on such registration statement;

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(vi)	promptly notify each Selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the filing of a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus included therein or any amendment or supplement thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (B) the receipt of any written comments from the Commission with respect to any filing referred to in clause (A) and any written request by the Commission for amendments or supplements to such Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(vii)	immediately notify each Selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the happening of any event as a result of which the prospectus contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplemental amendment thereto, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (B) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (C) the receipt by USEG of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction (each of (A) through (C), a “Cease Sale Notification”). Following the provision of such notice, USEG agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(viii)	upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

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(ix)	in the case of an Underwritten Offering, furnish upon request, (A) an opinion of counsel for USEG, dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), preliminary or prospectus supplement, and a letter of like kind dated the date of the closing under the underwriting agreement, and (B) a “comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified USEG’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus included therein and any supplement thereto) and as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten offerings of securities, such other matters as such underwriters may reasonably request;

(x)	otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(xi)	make available to the appropriate representatives of the underwriters access to such information and USEG personnel as is reasonable and customary to enable such parties and their representatives to establish a due diligence defense under the Securities Act; provided that USEG need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with USEG;

(xii)	cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by USEG are then listed;

(xiii)	use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of USEG to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(xiv)	shall use its best efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities;

(xv)	provide a transfer agent and registrar for all Registrable Securities covered by such registration statement; and

(xvi)	enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities.

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(c)	Each Selling Holder, upon receipt of notice from USEG of the happening of any event of the kind described in Section 2.3(b)(vi), shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3(b)(vi) or until it is advised in writing by USEG that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by USEG, such Selling Holder will, or will request the Managing Underwriter or underwriters, if any, to deliver to USEG (at USEG’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus and any prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

Section 2.4 Cooperation by Holders. USEG shall have no obligation to include Registrable Securities of a Holder in a Shelf Registration Statement or in an Underwritten Offering under Article II of this Agreement if such Selling Holder has failed to timely furnish such information which, in the opinion of counsel to USEG, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.5 Prospectus Delivery Requirement. Each Seller Holder understands that the Securities Act may require delivery of a prospectus relating to the Registrable Securities in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by such Seller Holder of the Registrable Securities being sold, and each Seller Holder shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

Section 2.6 Expenses.

(a)	Certain Definitions. “Registration Expenses” means all expenses incident to USEG’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration Statement pursuant to Section 2.1, a Piggyback Registration pursuant to Section 2.2 or an Underwritten Offering pursuant to Section 2.2 and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, all roadshow expenses borne by it and the fees and disbursements of counsel and independent public accountants for USEG, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance. Except as otherwise provided in Section 2.6 hereof, USEG shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder. In addition, USEG shall not be responsible for any “Selling Expenses,” which means all underwriting fees, discounts and selling commissions, transfer taxes and fees of counsel allocable to the sale of the Registrable Securities.

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(b)	Expenses. USEG will pay all reasonable Registration Expenses in connection with a Shelf Registration Statement, a Piggyback Registration or Underwritten Offering, whether or not any sale is made pursuant to such Shelf Registration Statement, Piggyback Registration or Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

Section 2.7 Indemnification.

(a)	By USEG. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, USEG will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees, agents and managers, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees, agents and managers, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder or underwriter or controlling Person or directors, officers, employees, agents or managers may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors and officers, each such underwriter and each such controlling Person and each such director, officer, employee, agent or manager for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that USEG will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, such underwriter or such controlling Person in writing specifically for use in a Shelf Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer, employee, agent, manager or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

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(b)	By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless USEG, its directors, officers, employees and agents and each Person, if any, who controls USEG within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from USEG to the Selling Holders, but only with respect to (i) information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in a Shelf Registration Statement, any other registration statement contemplated by this Agreement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto; (ii) such Selling Holder’s sale of Registrable Securities after receipt of any Cease Sale Notification, and prior to the Company withdrawing such Cease Sale Notification; and (iii) such Selling Holder’s failure to comply with any applicable prospectus delivery requirements of the Securities Act, through no fault of the Company; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification less the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(c)	Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.6(c) except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel reasonably satisfactory to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party or representation by both parties by the same counsel is otherwise inappropriate under the applicable standards of professional conduct, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete release from liability of, and does not contain any admission of wrong doing by, the indemnified party.

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(d)	Contribution. If the indemnification provided for in this Section 2.6 is held by a court or government agency of competent jurisdiction to be unavailable to USEG or any Selling Holder or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of USEG on the one hand and of such Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification less the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The relative fault of USEG on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)	Other Indemnification. The provisions of this Section 2.6 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, USEG agrees to use its commercially reasonable efforts to:

(a)	Make and keep public information regarding USEG available, as those terms are understood and defined in Rule 144, at all times from and after the date hereof;

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(b)	File with the Commission in a timely manner all reports and other documents required of USEG under the Securities Act and the Exchange Act at all times from and after the date hereof;

(c)	So long as a Holder, together with its Affiliates, owns any Registrable Securities, (i) unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system (or any successor system), furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of USEG, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration and (ii) to the extent accurate, furnish to such Holder upon reasonable request a written statement of USEG that it has complied with the reporting requirements of Rule 144; and

(d)	Provide opinion(s) of counsel as may be reasonably necessary in order for a Holder to avail itself of Rule 144 to allow such Holder to sell any Registrable Securities without registration, and remove, or cause to be removed, the notation of any restrictive legend on such Holder’s book-entry account maintained by USEG’s transfer agent, and bear all costs associated with the removal of such legend in USEG’s books.

Section 2.9 Transfer or Assignment of Registration Rights. The rights to cause USEG to register Registrable Securities granted to the Holders under this Article II may be transferred or assigned by each Holder to one or more transferee(s) or assignee(s) of such Registrable Securities, or securities convertible, redeemable or exchangeable for Registrable Securities, who assume in writing responsibility for the obligations of such Holder under this Agreement with respect to the securities so transferred. USEG shall be given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned.

ARTICLE III

MISCELLANEOUS

Section 3.1 Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, e-mail, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a)	If to a Holder, to such addresses indicated on Schedule A attached hereto.

(b)	If to USEG:

U.S. Energy Corporation

675 Bering, Suite 390

Houston, Texas 77057

Attention: Ryan Smith

E-mail: ryan@usnrg.com

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with a copy (which shall not constitute notice) to:

The Loev Law Firm, PC

6300 West Loop South, Suite 280

Bellaire, Texas 77401

Attention: David Loev

E-mail: dloev@loevlaw.com

or, if to a transferee of a Holder, to the transferee at the address provided pursuant to Section 2.8 above. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt of the e-mail, if sent via e-mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 3.2 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.3 Assignment of Rights. All or any portion of the rights and obligations of any Holder under this Agreement may be transferred or assigned by such Holder in accordance with Section 2.8 hereof.

Section 3.4 Recapitalization (Exchanges, etc. Affecting the Registrable Securities). The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of USEG or any successor or assign of USEG (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.

Section 3.5 Specific Performance. Damages in the event of breach of this Agreement by a party hereto would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives (a) any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief or that a remedy at law would be adequate and (b) any requirement under any law to post securities as a prerequisite to obtaining equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

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Section 3.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.8 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)	This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by and construed in accordance with the internal laws of the State of Texas, without regard to any choice-of-law or conflicts of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

(b)	Each of the Parties hereby irrevocably and unconditionally (i) submits, for itself and its property, to the exclusive jurisdiction and venue of any federal court or state court sitting in Houston, Texas) (the “Texas Courts”), and any appellate court from any decision thereof, in any action arising out of or relating to this Agreement, including the negotiation, execution or performance of this Agreement and agrees that all claims in respect of any such action shall be heard and determined in the Texas Courts, (ii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement in the Texas Courts, including any objection based on its place of incorporation or domicile, (iii) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action in any such court and (iv) agrees that a final judgment in any such action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)	EACH OF THE PARTIES ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY BE BASED UPON, ARISE OUT OF OR RELATED TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY FOR ANY DISPUTE BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH, TERMINATION OR VALIDITY HEREOF OR ANY TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES CERTIFIES AND ACKNOWLEDGES THAT (I) NEITHER THE OTHER PARTIES NOR THEIR RESPECTIVE REPRESENTATIVES, AGENTS OR ATTORNEYS HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH OF THE PARTIES UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH OF THE PARTIES MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH OF THE PARTIES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 3.8(c). ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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Section 3.9 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.10 Entire Agreement. This Agreement and the Purchase Agreements are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the rights granted by USEG set forth herein or therein. This Agreement and the Purchase Agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.11 Term; Amendment. This Agreement shall automatically terminate and be of no further force and effect on the date on which there are no Registrable Securities. This Agreement may be amended only by means of a written amendment signed by USEG and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.12 No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.13 Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Selling Holders, their respective permitted assignees and USEG shall have any obligation hereunder and that, notwithstanding that one or more of USEG and the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of USEG, the Selling Holders or their respective permitted assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise by incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of USEG, the Selling Holders or any of their respective assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of USEG, the Selling Holders or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any assignee of a Selling Holder hereunder.

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Section 3.14 Independent Nature of Holder’s Obligations.The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

Section 3.15 Interpretation. Article and Section references in this Agreement are references to the corresponding Article and Section to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Holder under this Agreement, such action shall be in such Holder’s sole discretion unless otherwise specified.

Section 3.16 No Inconsistent Agreements; Additional Rights. If USEG hereafter enters into a registration rights agreement with a third party with terms more favorable than those set forth herein with respect to Holders of shares of Common Stock, this Agreement shall, to the extent so requested by any such Holders, be amended so as to provide such Holders with substantially the same material terms as provided to such other third party.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

USEG:

U.S. ENERGY CORPORATION

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	CEO

[Signatures continue on following page.]

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HOLDERS:

BANNER OIL & GAS, LLC

By:	/s/ Joshua L. Batchelor
Name:	Joshua L. Batchelor
Title:	Manager

WOODFORD PETROLEUM, LLC

By:	/s/ Joshua L. Batchelor
Name:	Joshua L. Batchelor
Title:	Manager

LLANO ENERGY LLC

By:	/s/ Joshua L. Batchelor
Name:	Joshua L. Batchelor
Title:	Manager

[Signatures continue on following page.]

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Lubbock Energy Partners LLC

By:	/s/ John Weinzierl
Name:	John Weinzierl
Title:	CEO

[Signatures continue on following page.]

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SYNERGY OFFSHORE LLC

By:	/s/ Duane King
Name:	Duane King
Title:	Chief Executive Officer

[End Signature Pages]

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Schedule A

Name of Holder	Address of Holder
Banner Oil & Gas, LLC Woodford Petroleum, LLC Llano Energy LLC

c/o Sage Road Capital, LLC

2121 Sage Road, Suite 325

Houston, TX 77056

Attention: Benjamin A. Stamets

Email: ben@sagerc.com

With a copy, which shall not constitute notice to:

Porter Hedges LLP

1000 Main Street, 36th Floor

Houston, Texas 77002

Attn: Jeremy Mouton

Email: jmouton@porterhedges.com

Lubbock Energy Partners LLC

Lubbock Energy Partners LLC

Attn: John Weinzierl

1616 S. Voss Rd. #530

Houston, Texas 77057

Email: johnw@katlacapital.com

With a copy, which shall not constitute notice to:

Nance & Simpson, LLP

Attn: Glynn Nance

2603 Augusta, Suite 1000

Houston, Texas 77057

Email: gnance@nancesimpson.com

Synergy Offshore LLC

Synergy Offshore LLC

Attn: Duane H. King

9821 Katy Fwy, Suite 805

Houston, Texas 77024

Email: dking@synergyog.com

With a copy, which shall not constitute notice to:

Crain, Caton and James

Attn: Adrienne Randle Bond

Five Houston Center

1401 McKinney St., Suite 1700

Houston, Texas 77010

Email: abond@craincaton.com

Schedule A